SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 7, 2003

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Great America Parkway Santa Clara, CA 95052
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 326-5000

(Former name or former address, if changed since last report)

Item 5.  Other Events

On March 7, 2003, 3Com Corporation issued a press release regarding updated revenue guidance for its fiscal third quarter ended February 28, 2003.  The press release is filed as an exhibit to this current report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is filed herewith:

99.1                           Text of Press Release, dated March 7, 2003, titled “3Com Lowers Third Quarter Revenue Guidance.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: March 10, 2003	By:	/s/ Mark D. Michael
Mark D. Michael
Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1                           Text of Press Release, dated March 7, 2003, titled “3Com Lowers Third Quarter Revenue Guidance.”